Stock-Based and Other Incentive Compensation	12 Months Ended
Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based and Other Incentive Compensation
Stock-Based and Other Incentive Compensation
We offer stock-based compensation in the form of stock options and RSUs. We also offered an ESPP through June 30, 2015, at which point in time the shares allocated to this plan were fully issued and the ESPP terminated in accordance with its terms.
We grant stock options to employees and directors under our equity-based compensation plans with exercise prices that are not less than the fair market value of our common stock on the date of grant. The terms of the stock option and RSU awards, including the vesting schedule of such awards, are determined at our discretion subject to the terms of the applicable equity-based compensation plan. Options granted over the last several years have generally become exercisable in four equal installments beginning on the first anniversary of the date of grant with a maximum term of ten years or when certain performance targets are determined to have been met. RSUs typically vest in four equal installments beginning on the first anniversary of the date of grant or when certain performance targets are determined to have been met. We record compensation cost for all stock options and RSUs based on the fair value at the grant date.
The shares available for issuance through the ESPP were exhausted following the purchase period which ended June 30, 2015, and our Board of Directors did not recommend to stockholders that additional shares be added to the ESPP, and, as a result, the ESPP terminated in accordance with its terms. Our ESPP allowed for a total of up to 1.0 million shares of Class A common stock to be purchased by eligible employees under offerings made each January 1 and July 1. Employees participated through payroll deductions up to a maximum of 15% of eligible compensation. The term of each offering period was six months and shares were purchased on the last day of the offering period at a 15% discount to the stock's market value. For offering periods in 2015, 2014 and 2013, we issued a total of 128 thousand, 170 thousand and 58 thousand shares, respectively, of common stock at an average price of $13.21, $10.01 and $11.62 per share, respectively.
The Company may grant certain awards the vesting of which is contingent upon the Company achieving certain performance targets. Upon determining that the performance target is probable, the fair value of the award is recognized over the service period, subject to potential adjustment.
On January 1, 2015, the Company granted 0.3 million performance-conditioned RSUs with a grant date fair value of $13.26 and a three-year vesting schedule to one of the Company's executives. Of the total award, half of the RSUs have three one-year performance targets and half have a three-year cumulative performance target. For the RSUs with one-year performance targets, one-third vest each year if specified performance targets are met. In any year in which the performance targets are not achieved, that one-third will be cancelled. For the RSUs with the three-year performance target, the RSUs only vest at the end of the three-year period if specified cumulative performance targets are met. If the performance targets are not met by the end of the performance period on December 31, 2017, the RSUs will be cancelled. If the performance targets are determined to be met for such performance period, the performance-conditioned RSUs will vest and be distributed by no later than March 15, 2018.

On April 27, 2015, the Company granted approximately 0.2 million performance-conditioned RSUs with a grant date fair value of $12.83 to certain executives, which awards are subject to three-year cliff vesting at the conclusion of the performance period, contingent upon the achievement of a specified performance target. Performance achievement is measured against the performance targets following the end of the performance period (December 31, 2017) and the RSUs will be cancelled if the threshold performance targets are not met. If the performance targets are determined to be met for the performance period on December 31, 2017, the performance-conditioned RSUs will vest and be distributed by no later than March 15, 2018.

When we acquired Bally in November 2014, we consolidated the Bally 2010 Long Term Incentive Plan (amended and restated in 2013) (the “Legacy Bally Plan”) with and into the Company’s 2003 Incentive Compensation Plan (the “2003 Plan”) such that the Legacy Bally Plan became a sub-plan of the 2003 Plan with respect to the Bally awards that we assumed (discussed below). In connection therewith, Bally equity awards that were not cashed out in connection with the acquisition were assumed and adjusted (using an exchange ratio based on the stock prices of Bally and the Company at the time of the acquisition) to become awards relating to approximately 1.4 million shares of our common stock. In addition, we assumed shares available for future awards under the Legacy Bally Plan that totaled (after adjustment using the exchange ratio) 3.4 million shares of our common stock (such shares, together with the shares underlying the assumed Bally equity awards, the “Legacy Bally Shares”). On June 10, 2015, the Company held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders approved an amendment and restatement of the Company’s 2003 Plan in which the Legacy Bally Shares were consolidated with the shares of Company common stock previously reserved and available for issuance under the 2003 Plan. As a result, the shares reserved and available for issuance under the 2003 Plan were combined into a single share pool, with such shares available for equity awards to any employee, non-employee director or other eligible service provider of the Company or its subsidiaries, including Bally. In order to account for a share counting rule under the Legacy Bally Plan under which each share delivered in settlement of a “full-value” award (e.g., an RSU) was counted as 1.75 shares against the shares reserved under the Legacy Bally Plan, only 57.14% of the shares that nominally would be available for future grants under the Legacy Bally Plan were included in the combined share pool in the merger of the two plans. For additional information, see the Company’s definitive proxy statement relating to our 2015 Annual Meeting of Stockholders filed with the SEC on April 30, 2015.

When we acquired WMS in October 2013, we assumed the WMS Incentive Plan, renaming it the Scientific Games Corporation Incentive Plan (2013 Restatement) (the "Legacy WMS Plan"). WMS stockholders had approved the Legacy WMS Plan and the number of shares reserved for issuance thereunder. As contemplated by our merger agreement with WMS, most WMS equity awards outstanding at the time of the WMS acquisition were settled by payment of cash, but certain of the more recently granted WMS awards were assumed and adjusted (using a customary exchange ratio based on the stock prices of WMS and the Company at the time of the acquisition) to become awards relating to our common stock. In addition, as permitted by applicable stock exchange rules, at the time of the acquisition (after applying the customary exchange ratio), we assumed shares available for equity awards under the WMS Legacy Plan that totaled (after adjustment using the customary exchange ratio) approximately 5.6 million shares of our common stock. At our annual meeting of stockholders on June 11, 2014, our stockholders approved an amendment and restatement of the Company’s 2003 Plan. Under the amended and restated 2003 Plan, the Legacy WMS Plan was merged into the 2003 Plan. As a result, the shares reserved and available under the two plans were combined into a single share pool, with such shares available for equity awards to any employee, non-employee director or other eligible service provider of the Company or its subsidiaries, including WMS. In order to account for a share counting rule under the Legacy WMS Plan under which each share delivered in settlement of a “full-value” award (e.g., an RSU) was counted as 1.8 shares against the shares reserved under the Legacy WMS Plan, only 55.55% of the shares that nominally would be available for future grants under the Legacy WMS Plan were included in the combined share pool in the merger of the two plans. For additional information, see the Company’s definitive proxy statement relating to our 2015 Annual Meeting of Stockholders filed with the SEC on April 30, 2015.
As a result of merging the Legacy WMS Plan and the Legacy Bally Plan into the 2003 Plan, as of December 31, 2015, we had approximately 21.3 million shares of common stock authorized for awards under the 2003 Plan (plus available shares from a pre-existing equity-based compensation plan). As of December 31, 2015, we had approximately 5.3 million shares available for future grants of equity awards under the 2003 Plan plus available shares from a pre-existing equity-based compensation plan (excluding shares underlying outstanding awards). We also have outstanding stock options and RSUs granted as part of inducement awards that were not approved by our stockholders, as permitted by applicable stock exchange rules.
Under the share counting rules of the 2003 Plan, awards may be outstanding relating to a greater number of shares than the aggregate remaining available under our 2003 Plan so long as awards will not result in delivery and vesting of shares in excess of the number then available under the plan. Shares available for future issuance do not include shares expected to be withheld in connection with outstanding awards to satisfy tax withholding obligations, which may be deemed to be available for awards under the 2003 Plan as permitted under the applicable share counting rules.
Stock Options
A summary of the changes in stock options outstanding under our equity-based compensation plans during 2015 is presented below:

	Number of Options	Weighted Average Remaining Contract Term (Years)	Weighted Average Exercise Price	Aggregate Intrinsic Value
Options outstanding as of December 31, 2014	1.6	6.3	$11.61	$4.0
Granted	0.8		$12.76	$—
Exercised	(0.3)		$9.68	$1.2
Cancelled	(0.3)		$14.52	$—
Options outstanding as of December 31, 2015	1.8	7.5	$12.04	$0.1
Options exercisable as of December 31, 2015	0.7	5.6	$10.54	$0.1
Options expected to vest after December 31, 2015	1.1	8.8	$13.00	$—

The weighted-average grant date fair value of options granted during 2015, 2014 and 2013 was $6.40, $7.69 and $10.16, respectively. The aggregate intrinsic value of the options exercised during the years ended December 31, 2015 and 2014 was approximately $1.2 million and $0.6 million, respectively.
The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model. The weighted-average assumptions used in the model are outlined in the following table:

	2015	2014	2013
Assumptions:
Expected volatility	52%	57%	60%
Risk-free interest rate	1.7%	2.3%	2.2%
Dividend yield	—	—	—
Expected life (in years)	6	6	6

The computation of the expected volatility is based on historical daily stock prices over a period commensurate with the expected life of the option. Expected life is based on annual historical employee exercise behavior of option grants with similar vesting periods and option expiration data. The risk-free interest rate is based on the yield of zero-coupon U.S. Treasury securities of comparable terms. We do not anticipate paying dividends in the foreseeable future.
For the years ended December 31, 2015, 2014 and 2013, we recognized stock-based compensation expense of $2.2 million, $2.2 million and $2.0 million, respectively, and the related tax benefit of $0.8 million, $0.8 million and $0.7 million, respectively, related to the vesting of stock options. At December 31, 2015, we had $5.6 million of unrecognized stock-based compensation expense relating to unvested stock options that will be amortized over a weighted-average period of approximately two years. During the year ended December 31, 2015, we received $3.0 million in cash from the exercise of stock options.
Restricted Stock Units
A summary of the changes in RSUs outstanding under our equity-based compensation plans during 2015 is presented below:

	Number of Restricted Stock Units	Weighted Average Grant Date Fair Value
Unvested RSUs as of December 31, 2014	5.0	$13.12
Granted	2.9	$12.95
Vested	(1.5)	$13.12
Cancelled	(0.8)	$14.32
Unvested RSUs as of December 31, 2015	5.6	$13.05

The weighted-average grant date fair value of RSUs granted during 2015 and 2014 was $12.95 and $13.86, respectively. The fair value of each RSU grant is based on the market value of our common stock at the time of grant. During the years ended December 31, 2015, 2014 and 2013, we recognized stock-based compensation expense of $22.9 million, $21.5 million and $19.7 million, respectively, and the related tax benefits of $8.4 million, $7.8 million and $7.2 million, respectively, related to the vesting of RSUs. At December 31, 2015, we had $55.3 million of unrecognized stock-based compensation relating to unvested RSUs that will be amortized over a weighted-average period of approximately two years. The fair value at vesting date of RSUs vested during the years ended December 31, 2015, 2014 and 2013 was $19.2 million, $35.2 million and $11.0 million, respectively.